UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

225 NE Mizner Blvd., Suite 640, Boca Raton, Florida 33432

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per shares	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 27, 2025, INmune Bio, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with two healthcare-focused institutional investors for the sale of an aggregate of 3,000,000 shares of common stock, par value $0.001 per share (the “Shares”), in a registered direct offering (the “Offering”) at a purchase price of $6.30 per share, priced at-the-market under Nasdaq rules, for aggregate gross proceeds to the Company of approximately $18.9 million, before deducting placement agent fees and expenses.

The Shares were offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-279036), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on August 7, 2024, and a prospectus supplement filed with the SEC on June 30, 2025. The Offering closed on June 30, 2025.

A.G.P./Alliance Global Partners acted as the sole placement agent for the Offering pursuant to a Placement Agency Agreement dated June 27, 2025 (the “Placement Agency Agreement”). The Company agreed to pay the placement agent a cash fee equal to 7.0% of the gross proceeds and to reimburse certain legal and other expenses.

Sichenzia Ross Reference Carmel LLP, counsel to the Company, has issued an opinion to the Company regarding the validity of the securities to be issued in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The foregoing summaries of the Purchase Agreement and the Placement Agency Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On June 27, 2025, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 of this Form 8-K.

On June 30, 2025, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01 of this Form 8-K.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

5.1	Opinion of Sichenzia Ross Ference Carmel LLP
10.1	Form of Securities Purchase Agreement, dated June 27, 2025
10.2	Form of Placement Agency Agreement, dated June 27, 2025
23.1	Consent of Sichenzia Ross Ference Carmel LLP (included in Exhibit 5.1)
99.1	Press Release, dated June 27, 2025
99.2	Press Release, dated June 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: June 30, 2025	By:	/s/ David Moss
David Moss
Chief Financial Officer

2